Exhibit 13.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Critical Metals Corp. (the “Company”) for the twelve months ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Melissa Chapman, Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Melissa Chapman
Melissa Chapman
Chief Financial Officer

Date: October 30, 2024